SUPPLEMENT DATED JUNE 23, 2008

TO PROSPECTUS DATED MAY 1, 2008

FOR

TFLIC FREEDOM ELITE BUILDER®

TFLIC FREEDOM ELITE BUILDER II®

Each An Individual Flexible Premium Variable Life Insurance Policy

TFLIC FREEDOM WEALTH PROTECTORSM

A Joint Survivor Flexible Premium Variable Life Insurance Policy

Issued through

TFLIC Series Life Account

By

Transamerica Financial Life Insurance Company

This Supplement modifies certain information contained in your TFLIC Freedom Elite Builder®, TFLIC Freedom Elite Builder II® and/or TFLIC Freedom Wealth ProtectorSM prospectuses. Please read it carefully and retain it for future reference. All terms that are not defined in this supplement shall have the same meanings as the same terms used in the prospectuses.

Effective immediately, “Table 1 – Average Annual Subaccount Total Return For The Periods Ended on December 31, 2007” and “Table 2 - Adjusted Historical Portfolio Average Total Return for the Periods Ended on December 31, 2007” under the section entitled “Performance Data – Rates of Return” of your prospectus are deleted.